                                                                    EXHIBIT 10.7

                              AMENDED AND RESTATED
                          REGISTRATION RIGHTS AGREEMENT



         THIS AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT, (this "Agreement") is made as of September 6, 1996 between 8x8, Inc., a California corporation (the "Company"), certain purchasers of shares of Series A Preferred Stock of the Company (the "Series A Purchasers") pursuant to the Series A Preferred Stock Purchase Agreement dated as of April 24, 1987 (the "Series A Agreement"), certain purchasers of shares of Series B Preferred Stock of the Company (the "Series B Purchasers") pursuant to the Series B Preferred Stock Purchase Agreement dated as of July 6, 1988 (the "Series B Agreement"), the purchasers of shares of Series C Preferred Stock of the Company (the "Series C Purchasers") pursuant to the Series C Preferred Stock Purchase Agreement of May 20, 1994 (the "Series C Agreement") the purchasers of shares of Series D Preferred Stock of the Company (the "Series D Purchasers") pursuant to the Series D Preferred Stock Purchase Agreement of September 3, 1996 (the "Series D Agreement").


                                    RECITALS

         A. Pursuant to that certain Amended and Restated Registration Rights Agreement dated as of May 20, 1994 (the "Registration Rights Agreement"), the Series A Purchasers, Series B Purchasers and Series C Purchasers were granted certain rights with respect to the registration of the Company's securities under the Securities Act of 1933, as amended (the "Securities Act"), as set forth in Section 1 of the Registration Rights Agreement.

         B. The Company proposes to sell up to 2,370,000 shares of its Series D Preferred Stock (the "Series D Preferred") pursuant to the Series D Agreement or subsequent similar agreements.

         C. The Company has requested, and the Series A Purchasers, Series B Purchasers and Series C Purchasers have agreed, that the Registration Rights Agreement be of no further force and effect, and that the rights granted to the Series A Purchasers, Series B Purchasers and Series C Purchasers herein supersede the rights granted in the Registration Rights Agreement.

         D. Pursuant to Section 3.3 of the Registration Rights Agreement, the holders of a majority of the shares of the Company's Series A Preferred Stock, Series B Preferred Stock and Series C Purchasers subject to the Registration Rights Agreement may amend the provisions of the Registration Rights Agreement on behalf of all Series A Purchasers, Series B Purchasers and Series C Purchasers.

         NOW THEREFORE, the parties hereto agree as follows:

                                    SECTION 1

                 RESTRICTIONS ON TRANSFERABILITY OF SECURITIES;
               COMPLIANCE WITH SECURITIES ACT; REGISTRATION RIGHTS

         1.1 CERTAIN DEFINITIONS. As used in this Agreement, the following terms shall have the following respective meanings:

                  "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

                  "Conversion Stock" shall mean the Common Stock issued or issuable pursuant to conversion of the Series A Preferred, Series B Preferred, Series C Preferred and Series D Preferred.

                  "Holder" shall mean any Purchaser holding Registrable Securities (including Preferred) and any person holding Registrable Securities to whom the rights under this Section 1 have been transferred in accordance with
Section 1.14 hereof.

                  "Initiating Holders" shall mean any Purchaser or transferees of any Purchaser under Section 1.14 hereof who in the aggregate are Holders of greater than 50% of the Registrable Securities.

                  "Preferred" shall mean the Series A Preferred purchased pursuant to the Series A Agreement, the Series B Preferred purchased pursuant to the Series B Agreement, the Series C Preferred purchased pursuant to the Series C Agreement and the Series D Preferred purchased pursuant to the Series D Agreement.

                  "Purchaser" means any Series A Purchaser, Series B Purchaser, Series C Purchaser or Series D Purchaser.

                  "Registrable Securities" shall mean (i) the Conversion Stock; and (ii) any Common Stock of the Company issued or issuable in respect of the Conversion Stock or other securities issued or issuable pursuant to the conversion of the Preferred, upon any stock split, stock dividend, recapitalization, or similar event, or any Common Stock otherwise issued or issuable with respect to the Preferred, provided, however, that shares of Common Stock or other securities shall no longer be treated as Registrable Securities after (A) they have been sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, whether in a registered offering, Rule 144 or otherwise, or (B) such securities are available for sale, in the opinion of counsel to the Company, in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act so that all transfer restrictions and restrictive legends with respect thereto are removed upon the consummation of such sale, and the Holder is not an affiliate of the Company.



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                  The terms "register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

                  "Registration Expenses" shall mean all expenses, except as otherwise stated below, incurred by the Company in complying with Sections 1.5,
1.6 and 1.7 hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company) and the reasonable fees and expenses of one counsel for all Holders (in an amount not to exceed $15,000) in the event of the exercise of any demand registration provided for in Section 1.5 hereof and in the event of any Company registration pursuant to Section 1.6 hereof.

                  "Restricted Securities" shall mean the securities of the Company required to bear the legend set forth in Section 1.3 hereof.

                  "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

                  "Selling Expenses" shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to the securities registered by the Holders and, except as set forth above, all reasonable fees and disbursements of counsel for any Holder.

         1.2 RESTRICTIONS ON TRANSFERABILITY. The Preferred and the Conversion Stock shall not be sold, assigned, transferred or pledged except upon the conditions specified in this Section 1, which conditions are intended to ensure compliance with the provisions of the Securities Act. Each Purchaser will cause any proposed purchaser, assignee, transferee, or pledgee of the Preferred or Conversion Stock held by a Purchaser to agree to take and hold such securities subject to the provisions and upon the conditions specified in this Section 1.

         1.3 RESTRICTIVE LEGEND. Each certificate representing (i) the Preferred, (ii) the Conversion Stock and (iii) any other securities issued in respect of the Preferred or the Conversion Stock upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall (unless otherwise permitted by the provisions of Section 1.4 below) be stamped or otherwise imprinted with a legend in the following form (in addition to any legend required under applicable state securities laws):

                  THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS THE COMPANY RECEIVES AT ITS REQUEST AN OPINION


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
                  OF COUNSEL REASONABLY ACCEPTABLE TO IT STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT. COPIES OF THE AGREEMENT COVERING THE PURCHASE OF THESE SHARES AND RESTRICTING THEIR TRANSFER MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE CORPORATION AT THE PRINCIPAL EXECUTIVE OFFICES OF THE CORPORATION.

                  Each Purchaser and Holder consents to the Company making a notation on its records and giving instructions to any transfer agent of the Preferred or the Conversion Stock in order to implement the restrictions on transfer established in this Section 1.

         1.4 NOTICE OF PROPOSED TRANSFERS. The holder of each certificate representing Restricted Securities by acceptance thereof agrees to comply in all respects with the provisions of this Section 1.4. Prior to any proposed sale, assignment, transfer or pledge of any Restricted Securities (other than (i) a transfer not involving a change in beneficial ownership or (ii) in transactions involving the distribution without consideration of Restricted Securities by any of the Purchasers to any of its partners, or retired partners, or to the estate of any of its partners or retired partners), unless there is in effect a registration statement under the Securities Act covering the proposed transfer, the holder thereof shall give written notice to the Company of such holder's intention to effect such transfer, sale, assignment or pledge. Each such notice shall describe the manner and circumstances of the proposed transfer, sale, assignment or pledge in sufficient detail, and, if requested by the Company, shall be accompanied, at such holder's expense, by either (i) an unqualified written opinion of legal counsel who shall be, and whose legal opinion shall be, reasonably satisfactory to the Company addressed to the Company, to the effect that the proposed transfer of the Restricted Securities may be effected without registration under the Securities Act, or (ii) a "no action" letter from the Commission to the effect that the transfer of such securities without registration will not result in a recommendation by the staff of the Commission that action be taken with respect thereto, whereupon the holder of such Restricted Securities shall be entitled to transfer such Restricted Securities in accordance with the terms of the notice delivered by the holder to the Company. It is agreed that the Company will not request an opinion of counsel for the Holder for transactions made in reliance on Rule 144 under the Securities Act except in unusual circumstances, the existence of which shall be determined in good faith by the Board of Directors of the Company. Each certificate evidencing the Restricted Securities transferred as above provided shall bear, except if such transfer is made pursuant to Rule 144, the appropriate restrictive legend set forth in Section 1.3 above, except that such certificate shall not bear such restrictive legend if in the opinion of counsel for such holder and the Company such legend is not required in order to establish compliance with any provision of the Securities Act.




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         1.5      REQUESTED REGISTRATION.

                  (a) Request for Registration. In case, after the earlier to occur of (x) September 1, 1997 or (y) the date six months after the closing of the Company's initial public offering, the Company shall receive from Initiating Holders a written request that the Company effect any registration, qualification or compliance with respect to Registrable Securities, the Company will:

                           (i) promptly give written notice of the proposed
registration, qualification or compliance to all other Holders; and

                           (ii) as soon as practicable, use its best efforts to
effect such registration, qualification or compliance (including, without limitation, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request received by the Company within 20 days after receipt of such written notice from the Company;

         Provided, however, that the Company shall not be obligated to take any action to effect any such registration, qualification or compliance pursuant to this Section 1.5:

                                    (A) In any particular jurisdiction in which
the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

                                    (B) During the period starting with the date
60 days prior to the Company's estimated date of filing of, and ending on the date six months immediately following the effective date of, any registration statement pertaining to securities of the Company (other than a registration of securities in a Rule 145 transaction or with respect to an employee benefit plan), provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective;

                                    (C) Unless the Registrable Securities sought
to be registered by all Initiating Holders and Holders pursuant to this Section
1.5 comprises at least 25% of all their outstanding Registrable Securities, except that such 25% requirement shall not apply if the anticipated aggregate offering price, net of underwriting discounts and commissions, of all Registered Securities sought to be registered by all Initiating Holders and other Holders pursuant to this Section 1.5, would exceed $5,000,000;

                                    (E) After the Company has effected two such
registrations pursuant to this subparagraph 1.5(a), and such registrations have been declared or ordered effective;


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
                                    (F) If the Company shall furnish to such
Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company or its shareholders for a registration statement to be filed in the near future, then the Company's obligation to use its best efforts to register, qualify or comply under this Section 1.5 shall be deferred for a period not to exceed 120 days from the date of receipt of written request from the Initiating Holders; provided, however, that the Company shall not exercise the right to defer registration granted pursuant to this paragraph (E) more than one time in any twelve month period.

         Subject to the foregoing clauses (A) through (E), the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable after receipt of the request or requests of the Initiating Holders, but in any event within 120 days of such request or requests.

                  (b) Underwriting. In the event that a registration pursuant to
Section 1.5 is for a registered public offering involving an underwriting, the Company shall so advise the Holders as part of the notice given pursuant to
Section 1.5(a)(i). In such event, the right of any Holder to registration pursuant to Section 1.5 shall be conditioned upon such Holder's participation in the underwriting arrangements required by this Section 1.5, and the inclusion of such Holder's Registrable Securities in the underwriting to the extent requested shall be limited to the extent provided herein.

         The Company shall (together with all Holders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by a majority in interest of the Initiating Holders, but subject to the Company's reasonable approval. Notwithstanding any other provision of this
Section 1.5, if the managing underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Company shall so advise all Holders of Registrable Securities and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated among all Holders thereof in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Holders at the time of filing the registration statement. No Registrable Securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder to the nearest 100 shares.

         If any Holder of Registrable Securities disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, the managing underwriter and the Initiating Holders. Any securities excluded or withdrawn from such underwriting, in the event that such underwriting represents the initial underwritten public offering of the Company's securities, shall be withdrawn from such registration, and shall not be transferred in a public distribution prior to 120 days after the effective date of the registration statement relating thereto, or such other shorter period of time as the underwriters may require.



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         1.6      COMPANY REGISTRATION.

                  (a) Notice of Registration. If at any time or from time to time the Company shall determine to register any of its securities, either for its own account or the account of a security holder or holders, other than (i) a registration relating solely to employee benefit plans, or (ii) a registration relating solely to a Commission Rule 145 transaction, the Company will:

                           (i) promptly give to each Holder written notice
thereof; and

                           (ii) include in such registration (and any related
qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made within 20 days after receipt of such written notice from the Company, by any Holder.

                  (b) Underwriting. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 1.6(a)(i). In such event the right of any Holder to registration pursuant to Section 1.6 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company. Notwithstanding any other provision of this Section 1.6, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may limit the number of Registrable Securities to be included in such registration and underwriting or may exclude Registrable Securities entirely from such registration if the registration is the first registered offering for the sale of the Company's securities to the general public and thereafter may limit Registrable Securities to not less than 20% of the registration. In such event, the Company shall advise all Holders of Registrable Securities which would otherwise be registered and underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated among all Holders in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Holders. If any Holder disapproves of the terms of any such underwriting, he may elect to withdraw therefrom by written notice to the Company and the managing underwriter. Any securities excluded or withdrawn from such underwriting shall be withdrawn from such registration, and shall not be transferred in a public distribution prior to 120 days after the effective date of the registration statement relating thereto, or such other shorter period of time as the underwriters may require.

                  (c) Right to Terminate Registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this
Section 1.6 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration.



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         1.7      REGISTRATION ON FORM S-3.

                  (a) Subject to the remainder of this Section 1, and unless Rule 144 is available for effecting the proposed transfer, in the event that the Company receives from the Holders a written request that the Company file a registration statement on Form S-3 (or any successor form to Form S-3) for a public offering of shares of the Registrable Securities the reasonably anticipated aggregate price to the public of which, would exceed $1,000,000 and the Company is a registrant entitled to use Form S-3 to register the Registrable Securities for such an offering, the Company shall: (i) promptly give written notice of the proposed registration to all other Holders of Registrable Securities and (ii) use its best efforts to cause, as soon as practicable, all Registrable Securities to be registered as may be so requested for the offering on such form and to cause such Registrable Securities to be qualified in such jurisdictions as the Holder or Holders may reasonably request; provided, however, that the Company shall not be required to effect more than three registrations pursuant to this Section 1.7. The substantive provisions of
Section 1.5(b) shall be applicable to each registration initiated under this
Section 1.7.

                  (b) Notwithstanding the foregoing, the Company shall not be obligated to take any action pursuant to this Section 1.7: (i) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act; or (ii) if the Company shall furnish to such Holder a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company or its shareholders for registration statements to be filed in the near future, then the Company's obligation to use its best efforts to file a registration statement shall be deferred for a period not to exceed 120 days from the receipt of the request to file such registration by such Holder, provided, however, that the Company shall not exercise the right to defer registration granted by this subparagraph
(b)(ii) more than once in any twelve month period.

         1.8 LIMITATIONS ON SUBSEQUENT REGISTRATION RIGHTS. From and after the Closing Date, the Company shall not enter into any agreement granting any holder or prospective holder of any securities of the Company registration rights with respect to such securities unless (i) such new registration rights, including standoff obligations, are on a pari passu basis with those rights of the Holders hereunder, or (ii) such new registration rights, including standoff obligations, are subordinate to the registration rights granted Holders hereunder.




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         1.9      EXPENSES OF REGISTRATION.

                  (a) All Registration Expenses incurred in connection with all registrations pursuant to Sections 1.5 and 1.6, shall be borne by the Company. Unless otherwise stated, all Selling Expenses relating to securities registered on behalf of the Holders and all other Registration Expenses shall be borne by the Holders of such securities pro rata on the basis of the number of shares so registered.

                  (b) All Registration Expenses and Selling Expenses incurred in connection with a registration pursuant to Section 1.7 shall be borne pro rata by the Holder or Holders requesting the registration on Form S-3 according to the number of Registrable Securities included in such registration.

         1.10 REGISTRATION PROCEDURES. In the case of each registration, qualification or compliance effected by the Company pursuant to this Section 1, the Company will keep each Holder advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof. At its expense the Company will with all deliberate speed:

                  (a) Prepare and file with the Commission a registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for at least 180 days or until the distribution described in the Registration Statement has been completed;

                  (b) Furnish to the Holders participating in such registration and to the underwriters of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such underwriters may reasonably request in order to facilitate the public offering of such securities;

                  (c) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statements as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

                  (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions; and

                  (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

         1.11     INDEMNIFICATION.



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
                  (a) The Company will indemnify each Holder, each of its officers and directors and partners, and each person controlling such Holder within the meaning of Section 15 of the Securities Act, with respect to which registration, qualification or compliance has been effected pursuant to this
Section 1, and each underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages or liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by the Company of the Securities Act or any rule or regulation promulgated under the Securities Act applicable to the Company in connection with any such registration, qualification or compliance, and the Company will reimburse each such Holder, each of its officers and directors, and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder, controlling person or underwriter and stated to be specifically for use therein.

                  (b) Each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, and each other such Holder, each of its officers, directors and partners and each person controlling such Holder within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such Holders, such directors, officers, partners, persons, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder and stated to be specifically for use therein.

                  (c) Each party entitled to indemnification under this Section
1.11 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be


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
sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 1.11 unless the failure to give such notice is materially prejudicial to an Indemnifying Party's ability to defend such action and provided further, that the Indemnifying Party shall not assume the defense for matters as to which there is a conflict of interest or separate and different defenses. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. No Indemnifying Party shall be liable for indemnification hereunder with respect to any settlement or consent to judgment, in connection with any claim or litigation to which these indemnification provisions apply, that has been entered into without the prior consent of the Indemnifying Party (which consent will not be unreasonably withheld).

         1.12 INFORMATION BY HOLDER. The Holder or Holders of Registrable Securities included in any registration shall furnish to the Company such information regarding such Holder or Holders, the Registrable Securities held by them and the distribution proposed by such Holder or Holders as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Section 1.

         1.13 RULE 144 REPORTING. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Restricted Securities to the public without registration, after such time as a public market exists for the Common Stock of the Company, the Company agrees to use its best efforts to:

                  (a) Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times after the effective date that the Company becomes subject to the reporting requirements of the Securities Act or the Securities Exchange Act of 1934, as amended.

                  (b) File with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Securities Exchange Act of 1934, as amended (at any time after it has become subject to such reporting requirements);

                  (c) So long as a Purchaser owns any Restricted Securities to furnish to the Purchaser forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 (at any time after 90 days after the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Securities Exchange Act of 1934 (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company and other information in the possession of or reasonably obtainable by the Company as a Purchaser may reasonably request in availing itself of any rule or regulation of the Commission allowing a Purchaser to sell any such securities without registration.

         1.14 TRANSFER OF REGISTRATION RIGHTS. The rights to cause the Company to register securities granted Purchasers under Sections 1.5, 1.6 and 1.7 may be assigned (i) in connection with transactions involving the distribution without consideration of Registrable Securities by any of the Purchasers to any of its partners or retired partners or the estate of any of its partners or retired partners, or (ii) to a transferee or assignee reasonably acceptable to the Company in connection with any transfer or assignment of Registrable Securities by a Purchaser, provided that (a) such transfer may otherwise be effected in accordance with applicable securities laws, (b) such assignee or transferee acquires at least 50,000 of the Registrable Securities and (c) the Company receives reasonably prompt written notice of such transfer or assignment.

         1.15 STANDOFF AGREEMENT. Each Holder agrees in connection with the Company's initial public offering of the Company's securities that, upon request of the Company or the underwriters managing any underwritten offering of the Company's securities, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Registrable Securities (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days) from the effective date of such registration as may be requested by the underwriters; provided, that the officers and directors of the Company who own stock of the Company also agree to such restrictions with respect to all of their shares.

         1.16 TERMINATION OF REGISTRATION RIGHTS. The registration rights granted pursuant to Section 1 shall terminate as to each Holder at such time as a public market for the Company's Common Stock exists and all Registrable Securities held by such Holder may, in the opinion of counsel to the Company (which opinion shall be concurred in by counsel for such Holder), be sold within a given three month period pursuant to Rule 144 or any other applicable exemption that allows for resale free of registration. The registration rights granted pursuant to Section 1 shall terminate as to all Holders on the fifth anniversary of the closing of the Company's initial public offering.

                                    SECTION 2

                                WAIVER OF RIGHTS

         In consideration of the rights granted herein, the registration rights granted to the Series A Purchasers, Series B Purchasers and Series C Purchasers pursuant to Section 1 of the Registration Rights Agreement are amended in full to read as set forth in this Agreement, and the Registration Rights Agreement is null and void and of no further force and effect.


                                    SECTION 3

                                  MISCELLANEOUS

         3.1 GOVERNING LAW. This Agreement shall be governed in all respects by the internal laws of the State of California.

         3.2 SUCCESSORS AND ASSIGNS. Except as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

         3.3 ENTIRE AGREEMENT; AMENDMENT. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof. Neither this Agreement nor any term hereof may be amended, waived, discharged, or terminated other than by a written instrument signed by the Company and the holders of a majority of the Registrable Securities (as defined with respect to the section of the Agreement to be amended); provided that any amendment, waiver, discharge or termination that adversely affects one series of the Preferred in a manner in which each other series of Preferred is not equally affected, than such written instrument must be signed by the holder of a majority of such series of Preferred adversely affected. The parties hereto consent to the addition as parties of additional purchasers to this agreement of up to an aggregate of 2,370,000 shares of Series D Preferred that purchase such shares in accordance with the terms of the Series D Agreement; provided that such additional purchasers execute a counterpart signature page hereto.

         3.4 NOTICES, ETC. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, or otherwise delivered by hand or by messenger, addressed (a) if to a Holder, to the address of such Holder as set forth on the records of the Company, or to such address as such Holder shall have furnished to the Company in writing, or, until any such Holder so furnishes an address to the Company, then to the address of the last holder of such Registrable Securities who has so furnished an address to the Company, or (b) if to the Company, one copy should be sent to 2445 Mission College Blvd., Santa Clara, California 95054 and addressed to the attention of the Corporate Secretary, or at such other address as the Company shall have furnished to the Holders.

         3.5 DELAYS OR OMISSIONS. Except as expressly provided herein, no delay or omission to exercise any right, power, or remedy accruing to any Holder, upon any breach or default of the Company under this Agreement, shall impair any such right, power, or remedy of such Holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, as of or in any similar breach or default therein occurring, nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any Holder of any breach or default under this Agreement, or any waiver on the part of any Holder of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any Holder, shall be cumulative and not alternative.

         3.6 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which may be executed by less than all of the Holders, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

         3.7 TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are used for convenience only and are not considered in construing or interpreting this Agreement.

         The foregoing agreement is hereby executed as of the date first above written.


                                            8x8, INC.


                                            By: ________________________________
                                                  Joe Parkinson, President


                                            SERIES A PURCHASERS

                                            CHANG LEEKEE, INC.


                                            By: ________________________________

                                            Title:______________________________


                                            DEBY INVESTMENTS, LTD.


                                            By: ________________________________

                                            Title:______________________________


                                            LUZON INVESTMENTS, INC.


                                            By: ________________________________

                                            Title:______________________________


                                            SERIES B PURCHASERS

                                            ASCII CORPORATION

                                            By: ________________________________

                                            Title:______________________________

                                            MITSUI COMTEK CORP.


                                            By: ________________________________

                                            Title:______________________________


                                            YAMAHA CORPORATION


                                            By: ________________________________

                                            Title:______________________________


                                            SERIES C PURCHASERS

                                            NATIONAL SEMICONDUCTOR
                                              CORPORATION

                                            By: ________________________________

                                            Title:______________________________


                                            SERIES D PURCHASERS

                                            SANYO SEMICONDUCTOR
                                              CORPORATION


                                            By: ________________________________

                                            Title:______________________________


                                            PRINT NAME:_________________________

                                            By: ________________________________

                                            Title (if applicable):______________